                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 22, 1998

                               IOS CAPITAL, INC.
                         (FORMERLY IKON CAPITAL, INC.)

                          ___________________________
            (Exact name of registrant as specified in its charter)




          DELAWARE           File No. 0-20405    23-2493042
          --------           ----------------    ----------
          (State or other    (Commission File    (IRS Employer
          jurisdiction of    Number)             Identification
          incorporation)                         Number)


                     1738 Bass Road, Macon, Georgia  31210
                     ------------------------------  -----


      Registrant's telephone number, including area code: (912) 471-2300
                                                           -------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

     On April 22, 1998, the Registrant's parent, IKON Office Solutions, Inc. ("IKON"), reported its earnings for the fiscal quarter ended March 31, 1998, provided earnings estimates for the remainder of IKON's 1998 fiscal year and provided additional information regarding IKON's business, acquisitions and transformation process.

     This Report includes or incorporates by reference information which may constitute forward-looking statements about the Registrant or IKON made pursuant to the safe harbor provisions of the federal securities laws. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, no assurances can be given that such expectations will prove correct. Such forward-looking information is based on the Registrant's or IKON's current plans or expectations, and is subject to risks and uncertainties that could significantly affect the Registrant's and/or IKON's current plans, anticipated actions and future financial condition and results. These uncertainties and risks include, but are not limited to, those relating to IKON's successful management of an aggressive program to acquire and integrate new companies, including companies with technical services and products that are relatively new to IKON, and also including companies outside the United States, which present additional risks relating to international operations; risks and uncertainties (applicable to both the Registrant and IKON) relating to conducting operations in a competitive environment; delays, difficulties, technological changes, management transitions and employment issues (applicable to both the Registrant and IKON) associated with a large-scale transformation project; debt service requirements (applicable to both the Registrant and IKON), including sensitivity to fluctuation in interest rates; and general economic conditions. As a consequence, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant or IKON.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------
               (c)  Exhibits.
                    --------
               (99) IKON's Press Release dated April 22, 1998

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            IOS CAPITAL, INC.



                            By: /s/ Harry Kozee
                                --------------------------
                                    Harry Kozee
                                    Vice President-Finance



Dated:  April 23, 1998

                               Index to Exhibit
                               ----------------



          (99)  IKON's Press Release Dated April 23, 1998